UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2010

Geospatial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-04066	87-0554463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

229 Howes Run Road, Sarver, PA 16055
(Address of principal executive offices)

(724) 353-3400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

See “Item 2.03 Creation of a Direct Financial Obligation.”

Item 2.03.  Creation of a Direct Financial Obligation.

On October 15, 2010, Geospatial Holdings, Inc. (the “Company”) completed private placements of  $1,100,000 aggregate principal amount of a 10% Senior Convertible Redeemable Note (the “Note”) with two unrelated accredited investors (the “Holders”), pursuant to Subscription Agreements, dated October 15, 2010.  Under the terms of the Subscription Agreement and the Note, the Company may issue up to an additional $1.4 million aggregate principal amount of the Note.  Interest on the Note accrues at a rate of 10% per annum by increasing the Note balance quarterly.  The Note matures fifteen months after October 15, 2010.  With the consent of the Holders of a majority of the Note, the term of the Note may be extended for up to three six-month periods.  The Holders may, at any time until the Note is fully paid, convert any outstanding principal and accrued interest on the Note into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), at a price of $0.50 per share.  Pursuant to the terms of the Subscription Agreements, the Company granted the investors certain registration rights with respect to the Common Stock issuable upon conversion of the Note.  Upon the occurrence of certain events, the price at which the Note may be converted into shares of the Company’s Common Stock may be adjusted.  In addition, the Company may prepay in cash all or any portion of the outstanding principal amount of the Note, without penalty, on the 30th day following written notice to the Holder of the Note.

The private placement was conducted pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act.

The forgoing description of the Subscription Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement and Note.  The Form of Subscription Agreement and Form of Note are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

See “Item 2.03 Creation of a Direct Financial Obligation.”

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement dated October 15, 2010

10.2	Form of 10% Senior Convertible Redeemable Note dated October 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPATIAL HOLDINGS, INC.

By:	/s/ Thomas R. Oxenreiter
Name:	Thomas R. Oxenreiter
Title:	Chief Financial Officer

Date: October 15, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Subscription Agreement dated October 15, 2010

10.2	Form of 10% Senior Convertible Redeemable Note dated October 15, 2010